EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by Goldman Sachs Mortgage Company (the “Client”).  These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The Review was conducted on loans with origination dates from September 1993 through May 2013 via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization mortgage loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from the originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

◾	“Compliance Review”:	577 mortgage loans
◾	“Collection Comment Review”:	763 mortgage loans
◾	“Payment History Review”:	467 mortgage loans

(3) Determination of the sample size and computation.
The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
Not applicable.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.
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AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (577 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);
◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;
◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.
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Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 12 month look back for each mortgage loan within the payment history random sample population.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of Fitch Ratings, Inc. (“Fitch”).

COMPLIANCE RESULTS SUMMARY (577 Mortgage Loans)
After review of the 577 mortgage loans, 565 mortgage loans (97.92%) had exceptions under the applicable NRSRO criteria with 50 mortgage loans (8.67%) retaining rating agency grades of “C” or “D” and 515 mortgage loans (89.25%) retaining a grade of “B”.  The remaining 12 mortgage loans (2.08%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Compliance: Fitch Grade	Loan Count	% of Loans
A	12	2.08%
B	515	89.25%
C	24	4.16%
D	26	4.51%
Total	577	100.00%

REVIEW EXCEPTION SUMMARY (577 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Fitch Final Exception Rating	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	26
		Total Compliance Grade (D) Exceptions:	26
	C	State Defect	56
		Missing Required Data (other than HUD-1 or Note)	1
		Total Compliance Grade (C) Exceptions:	57
	B	TILA	986
		Missing Application Date	447
		RESPA	260
		FACTA	124
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	91
		Compliance	57
		State Defect	57
		Missing Required Data (other than HUD-1 or Note)	19
		Misc. State Level	13
		State Late Charge	13
		Safe Act	10
		Missing Non-Required Data	9
		Missing, Incorrect, or Incomplete Final TIL	9
		Missing, Incorrect, or Incomplete GFE	8
		LTV Test	3
		TIL-MDIA	2
		Total Compliance Grade (B) Exceptions:	2,108
Total Compliance Exceptions:			2,191

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COLLECTION COMMENT REVIEW SUMMARY (763 Mortgage Loans)
Of the mortgage loans subject to the collection comment review, 740 mortgage loans (96.99%) triggered an EV1 or EV2 exception level, and 23 mortgage loans (3.01%) triggered an EV3.

Servicing Review Grade	Loan Count	% of Loans
1	533	69.86%
2	207	27.13%
3	23	3.01%
Total	763	100.00%

EV3 Exceptions	# Exceptions	% of Loans
Deceased Borrower(s) - No Trustee/heir of Property Noted	12	1.57%
Deceased Borrower(s) - No Death Certificate Received	15	1.97%
Performing Loan But Strong Possibility of Going Delinquent	1	0.13%
Property Damage - Other Natural Causes - No evidence of resolution	6	0.79%
Total	34

PAYMENT HISTORY REVIEW SUMMARY (467 Mortgage Loans)
Of the 467 mortgage loans subjected to the Payment History Review all 467 (100.00%) mortgage loans had complete pay history strings. All 467 mortgage loans were reviewed with a cut-off date of March 31, 2018 and a 12 month look back period.  396 (84.80%) mortgage loans did not show a delinquency within the look back period.  The remaining 71 (15.20%) mortgage loans showed at least one delinquency within the look back period.  As of the cut-off date, 456 (97.64%) mortgage loans were current, and 11 (2.36%) mortgage loans were delinquent.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, Full History	396	84.80%
No Delinquency, Missing Data	0	0.00%
Delinquency, Full History	71	15.20%
Delinquency, Missing Data	0	0.00%
Total	467	100.00%

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Lookback Period	Loan Count	% of Loans
Twelve (12) Months	467	100.00%
Total	467	100.00%

ADDITIONAL SUMMARY
Some % of Loans may not add to 100% due to rounding
Amortization Type	Loan Count	% of Loans
Fixed	34	5.89%
Adjustable	543	94.11%
Total	577	100.00%

Lien Position	Loan Count	% of Loans
1	577	100.00%
Total	577	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	187	32.41%
Cash Out: Home Improvement/Renovation	13	2.25%
Cash Out: Other/Multi-purpose/Unknown Purpose	229	39.69%
First Time Home Purchase	18	3.12%
Other-than-first-time Home Purchase	39	6.76%
Rate/Term Refinance - Borrower Initiated	89	15.42%
Construction to Permanent	1	0.17%
Unavailable	1	0.17%
Total	577	100.00%

Original Term	Loan Count	% of Loans
181-240 Months	1	0.17%
241-360 Months	556	96.36%
361+ Months	20	3.47%
Total	577	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	450	77.99%
Condo, Low Rise	34	5.89%
PUD	52	9.01%
Townhouse	6	1.04%
1 Family Attached	4	0.69%
2 Family	19	3.29%
3 Family	8	1.39%
4 Family	1	0.17%
Unavailable	3	0.52%
Total	577	100.00%

Occupancy	Loan Count	% of Loans
Primary	550	95.32%
Investment	23	3.99%
Second Home	4	0.69%
Total	577	100.00%

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